Exhibit 99.1

WEBSTER FINANCIAL CORPORATION ENTERS INTO MERGER AGREEMENT WITH BANCO SANTANDER,

S.A. FOR $12.3 BILLION

• Creates Top Ten Retail and Commercial Bank by Assets Nationwide

• Establishes Top Five Bank by Deposits in the Northeast

Transaction Provides Compelling Value for Webster Stockholders

Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced the signing of a definitive agreement under which Banco Santander, S.A. (“Santander”) (NYSE: SAN, Madrid: SAN) will acquire Webster in a cash-and-stock transaction. Under the terms of the agreement, Webster stockholders will receive $48.75 in cash and 2.0548 Santander American Depository Shares for each Webster common share. Based on Santander’s closing stock price on Monday, February 2, 2026, the transaction has an aggregate value of approximately $12.3 billion.

The per share consideration of $75.59 is based on closing prices as of February 2, 2026 and represents a 16% premium to Webster’s 10-day volume-weighted average stock price, a 9% premium to Webster’s all-time high closing stock price, and is greater than 2.0x Webster’s fourth quarter 2025 period-end tangible book value per share.

“This is an exciting combination that brings together complementary strengths and a shared commitment to excellence,” said John R. Ciulla, Chairman & CEO of Webster. “As a larger organization, we will unlock greater scale, broader capabilities and new opportunities for growth—while remaining deeply focused on the people who define our success. I look forward to joining the Santander team and enhancing our ability to support our clients. As a Connecticut-based bank with deep roots in the region, we also look forward to continuing our commitment to the communities we serve.”

Mr. Ciulla continued, “Paramount to Webster’s board and me was partnering with an organization that understands the importance and power of legacy as we do and the value we place on our clients. We found that shared commitment in Santander and are confident this transaction will create an even stronger partner to help our clients achieve their financial goals.

Ana Botín, Executive Chair of Banco Santander said, “This is an exciting step forward for Santander Group, as it creates a stronger bank for our customers and the communities we serve. Webster is one of the most efficient and profitable banks among its peers and bringing together two highly complementary franchises will expand the products, technology and capabilities we can deliver, with clear revenue opportunities from a stronger, more capable combined franchise.

This transaction is strategically significant for our U.S. business, while remaining a bolt-on for the overall Group. It allows us to strengthen our franchise in both scale and profitability in the U.S.

Importantly, we can achieve this while maintaining all our shareholder remuneration commitments, including the €5 billion share buyback we launched today and our broader distribution commitments.

The transaction delivers meaningful, tangible value for the Group and our shareholders. The consideration is based on a balanced mix of cash and stock which enhances EPS accretion for Santander shareholders while also allowing Webster shareholders to benefit in the combined upside.

This value creation is supported by combined cost savings—including delivery of our Santander U.S. organic plan—together with clear revenue opportunities from a stronger, more capable combined franchise.

Webster also brings a top-notch and proven management team, led by John Ciulla, which de-risks integration and accelerates execution from day one, with Christiana Riley continuing as Country Head for the US and Tim Ryan as Chair.”

Under the terms of the definitive agreement, which has been unanimously approved by the board of directors of Webster and the relevant bodies of Santander, Webster will become a wholly-owned subsidiary of Santander. Once the transaction is completed, Christiana Riley will remain Santander’s country head in the U.S. and the Chief Executive Officer of Santander Holdings USA (“SHUSA”). Ciulla will be the CEO of Santander Bank NA (“SBNA”) into which all of Webster’s businesses will be integrated. Luis Massiani, Webster’s President and Chief Operating Officer, will be COO of both SHUSA and SBNA with responsibility for leading the integration, reporting to both Ms. Riley and Mr. Ciulla. This will ensure continuity of leadership and strong alignment with clients, colleagues, communities and regulators.

Mr. Ciulla and Mr. Massiani will both continue to be based in Webster’s existing headquarters in Stamford, Connecticut, which will be a core corporate office for Santander, alongside its existing corporate offices in Boston, New York, Miami and Dallas.

Mr. Ciulla and Mr. Massiani, along with two additional current directors of Webster, will join the boards of directors of both SHUSA and SBNA. Tim Ryan will continue to chair the boards of directors of both SHUSA and SBNA.

The transaction is subject to customary closing conditions, including necessary bank regulatory approvals in the U.S. and EU and the approval of the stockholders of both Webster and Santander. The transaction is expected to close in the second half of 2026.

J.P. Morgan Securities LLC is serving as lead financial advisor and rendered a fairness opinion to Webster and Wachtell, Lipton, Rosen & Katz is serving as legal advisor. Piper Sandler & Co. also served as financial advisor to Webster.

About Webster

Webster Financial Corporation (“Webster”) (NYSE:WBS) is the holding company for Webster Bank, N.A. (“Webster Bank”). Founded in 1935 and headquartered in Stamford, CT, Webster is a values-driven organization with more than $80 billion in total assets. Webster Bank is a commercial bank that provides a wide range of financial products and services to businesses, individuals, and families across three differentiated lines of business: Commercial Banking, Healthcare Financial Services, and Consumer Banking. While its core footprint spans the Northeast from the New York metropolitan area to Rhode Island and Massachusetts, certain businesses operate in extended geographies. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

About Santander

Banco Santander (SAN SM) is a leading commercial bank, founded in 1857 and headquartered in Spain and one of the largest banks in the world by market capitalization. The group’s activities are consolidated into five global businesses: Retail & Commercial Banking, Digital Consumer Bank, Corporate & Investment Banking (CIB), Wealth Management & Insurance and Payments (PagoNxt and Cards). This operating model allows the bank to better leverage its unique combination of global scale and local leadership. Santander aims to be the best open financial services platform providing services to individuals, SMEs, corporates, financial institutions and governments. The bank’s purpose is to help people and businesses prosper in a simple, personal and fair way. At the end of 2025, Banco Santander had €1.4 trillion in total funds, 180 million customers, 7,100 branches and 198

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). No investment activity should be undertaken on the basis of the information contained in this communication. By making this communication available, no advice or recommendation is being given to buy, sell or otherwise deal in any securities or investments whatsoever.

FORWARD-LOOKING STATEMENTS

This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “potential,” “predict,” “project,” “opportunity,” “outlook,” “should,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and other similar words and expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, and future share dividends, share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. As forward-looking statements involve significant risks and uncertainties, readers are cautioned not to place undue reliance on such statements.

Webster Financial Corporation’s (“Webster”) and Banco Santander S.A.’s (“Banco Santander”) actual results, financial condition and achievements may differ materially from those indicated in these forward-looking statements. Important factors that could cause Webster’s and Banco Santander’s actual results, financial condition and achievements to differ materially from those indicated in such forward-looking statements include, in addition to those set forth in Webster’s and Banco Santander’s filings with the U.S. Securities and Exchange Commission (the “SEC”): (1) the risk that the cost savings, synergies and other benefits from the acquisition of Webster by Banco Santander (the “Transaction”) may not be fully realized or may take longer than anticipated to be realized, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Webster and Banco Santander operate; (2) the failure of the closing conditions in the Transaction agreement by and among Webster, Banco Santander and a wholly owned subsidiary of Webster providing for the Transaction to be satisfied, or any unexpected delay in closing the Transaction or the occurrence of any event, change or other circumstances that could delay the Transaction or could give rise to the termination of the Transaction agreement; (3) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Webster, Banco Santander or the combined company; (4) the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction); (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive Transaction agreement on the ability of Webster to operate its business outside the ordinary course during the pendency of the Transaction; (7) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed Transaction; (8) the risk that the integration of Webster’s operations with Banco Santander’s will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (9) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (10) reputational risk and potential adverse reactions of Webster’s or Banco Santander’s customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; (11) the dilution caused by Banco Santander’s issuance of additional ordinary shares and corresponding American depositary shares, each representing the right to receive one of its ordinary shares (“ADSs”), in connection with the Transaction; (12) the possibility that any announcements relating to the Transaction could have adverse effects on the market price of Webster’s common stock and Banco Santander’s ordinary shares and ADSs; (13) a material adverse change in the condition of Webster or Banco Santander; (14) the extent to which Webster’s or Santander’s businesses perform consistent with management’s expectations; (15) Webster’s and Banco Santander’s ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms currently expected; (16) the inability to sustain revenue and earnings growth; (17) the execution and efficacy of recent strategic investments; (18) the impact of macroeconomic factors, such as changes in general economic conditions and monetary and fiscal policy, particularly on interest rates; (19) changes in customer behavior; (20) unfavorable developments concerning credit quality; (21) declines in the businesses or industries of Webster’s or Banco Santander’s customers; (22) the possibility that the combined company is subject to additional regulatory requirements as a result of the proposed Transaction or expansion of the combined company’s business operations following the proposed Transaction; (23) general competitive, political and market conditions and other factors that may affect future returns of Webster and Banco Santander, including changes in asset quality and credit risk; (24) security risks, including cybersecurity and data privacy risks, and capital markets; (25) inflation; (26) the impact, extent and timing of technological changes; (27) capital management activities; (28) competitive product and pricing pressures; (29) the outcomes of legal and regulatory proceedings and related financial services industry matters; and (30) compliance with regulatory requirements. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made.

Webster and Banco Santander undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. These and other important factors, including those discussed under “Risk Factors” in Webster’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000801337/000080133725000004/wbs-20241231.htm), and Banco Santander’s Annual Report on Form 20-F for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000891478/000089147825000054/san-20241231.htm), as well as Webster’s and Banco Santander’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Webster and Banco Santander disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM F-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING WEBSTER, BANCO SANTANDER, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Webster or Banco Santander through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Webster and Banco Santander at:

Webster Financial Corporation	Banco Santander, S.A

200 Elm Street	Ciudad Grupo Santander

Stamford, Connecticut 06902 Attention: Investor Relations eharmon@websterbank.com	28660 Boadilla del Monte Spain Attention: Investor Relations investor@gruposantander.com

(212) 309-7646	+34 912899239

PARTICIPANTS IN THE SOLICITATION

Webster, Banco Santander and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Webster in connection with the Transaction under the rules of the SEC. Information regarding the directors and executive officers of Webster and Banco Santander is set forth in (i) Webster’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings entitled “Director Nominees”, “Director Independence”, “Non-Employee Director Compensation and Stock Ownership Guidelines”, “Compensation and Human Resources Committee Interlocks and Insider Participation”, “Executive Compensation”, “2024 Pay Versus Performance” and “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on April 11, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000801337/000080133725000015/wbs-20250411.htm, and (ii) Banco Santander’s Annual Report on Form 20-F for the year ending December

31, 2024, including under the headings entitled “Directors and Senior Management”, “Compensation”, “Share Ownership” and “Majority Shareholders and Related Party Transactions”, which was filed with the SEC on February 28, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000891478/000089147825000054/san-20241231.htm. To the extent holdings of each of Webster’s or Banco Santander’s securities by its directors or executive officers have changed since the amounts set forth in Webster’s definitive proxy statement for its 2025 Annual Meeting of Stockholders and in Banco Santander’s Annual Report on Form 20-F for the year ending December 31, 2024, such changes have been or will be reflected on Webster’s Statements of Change of Ownership on Form 4 filed with the SEC and on Banco Santander’s Annual Report on Form 20-F for the year ending December 31, 2025. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus of Webster and Banco Santander and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

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Media Contact:

Alice Ferreira, 203-578-2610

acferreira@websterbank.com

Investor Contact:

Emlen Harmon, 212-309-7646

eharmon@websterbank.com